UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported) April 27, 2012

                        Commission File Number 000-53774


                          EARTH DRAGON RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                                27-4537450
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

402 W. Broadway, Suite 400 San Diego, California                   92101
   (Address of principal executive offices)                     (Zip Code)

                                 (619) 321-6882
              (Registrant's telephone number, including area code)
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ITEM 2.04 - TRIGGERING  EVENTS THAT  ACCELERATE  OR INCREASE A DIRECT  FINANCIAL
            OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Project X, a wholly-owned subsidiary of Earth Dragon Resources, Inc. (the "Company"), was formed on June 1, 2011, for the purpose of entering in to a Joint Venture with Deep Marine Salvage Inc., a Nevis corporation ("DMS"). The purpose of the Joint Venture is to engage in the business of locating and recovering valuable cargo from ships lost throughout the world's oceans. On July 20, 2011, Project X and DMS entered into a Joint Venture Agreement (the "JV Agreement") to set forth the terms of the parties' agreement to create and operate such Joint Venture (the "JV"). The JV's business strategy is to recover/salvage World War I and World War II commodity cargo shipwrecks that have been identified by the DMS research team that contain valuable bulk high value cargos that can be profitably recovered using proprietary recovery equipment, techniques and procedures developed by Deep Marine Salvage.

On April 27, 2011, Project X entered into a Pledge Agreement with Deep Marine Salvage, Inc. ("DMS") for the prompt and complete performance of JV funding obligations. The Pledge Agreement is for the benefit of DMS to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by the Project X of the JV funding obligations, which for purposes hereof is deemed satisfied upon completion of either:

     (a)  Project X raising $10 million for the operations of the JV; or

     (b) Project X raising such lesser amount for the operations of the JV, which the parties to the JV agree is sufficient for the JV's operations.

Any funds raised via "in-kind" financing shall be counted towards the amounts described above.

The shares will bear a restrictive transfer legend due to the fact that the shares will not be registered with the Securities and Exchange Commission and can only be resold pursuant to a registration statement or pursuant to an exemption from the registration requirements set forth in the securities laws and regulations.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES

As referenced above, we issued a total of 10,000,000, shares of our common stock in connection with the Pledge Agreement between Project X and Deep Marine Salvage, Inc.

The issuance of the securities above was made effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 30, 2012

EARTH DRAGON RESOURCES, INC.


By: /s/ J. Michael Johnson
    ----------------------------------------
Name:  J. Michael Johnson
Title: President

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